EXHIBIT 32.2

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Circle Group Holdings, Inc. on Form 10-QSB for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Dana L. Dabney, Chief Financial Officer of the Circle Group Holdings, Inc. certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

                 (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Circle Group Holdings, Inc.


Dated:  August 16, 2004                            /s/ Dana L. Dabney
                                                   ------------------
                                                   Dana L. Dabney
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)